UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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PureCycle Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Purecycle P.O. BOX 8016, CARY, NC 27512-9903 PureCycle Technologies, Inc. Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on May 10, 2023 For Stockholders of record as of March 24, 2023 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/PCT To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view (i) the notice and proxy statement and (ii) the annual report and VOTE go to www.proxydocs.com/PCT Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this yea’s meeting, you must make this request on or before April 28, 2023. To order paper materials, use one of the following methods. INTERNET www.investorelections.com/PCT TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. PureCycle Technologies, Inc. Meeting Type: Annual Meeting of Stockholders Date: Wednesday, May 10, 2023 Time: 10:00 AM, Eastern Time Place: Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/PCT for more details You must register to attend the meeting online and/or participate at www.proxydocs.com/PCT SEE REVERSE FOR FULL AGENDAr

PureCycle Technologies, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR PROPOSALS 1, 2, 3, 4, 5, 8 AND 9 FOR EACH OF THE NOMINEES LISTED IN PROPOSALS 6 AND 7 FOR AN ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION HELD EVERY 1 YEAR. 1. To amend PureCycl’s Amended and Restated Certificate of Incorporation to declassify the Board and provide for immediate annual director elections. 2. To amend PureCycle’s Amended and Restated Certificate of Incorporation to adopt a majority voting standard in uncontested director elections. 3. To amend PureCycle’s Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation. 4. To amend PureCycle’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock. 5. To amend PureCycle’s Amended and Restated Certificate of Incorporation to eliminate inoperative provisions and update certain other miscellaneous provisions. 6. If Proposal 1 to declassify our Board is approved, to elect the following eight directors recommended by our N&CG Committee and approved by our Board. 6.01 Steven Bouck 6.02 Tanya Burnell 6.03 Daniel Coombs 6.04 Jeffrey Fieler 6.05 Allen Jacoby 6.06 Fernando Musa 6.07 Dustin Olson 6.08 Dr. John Scott 7. If Proposal 1 to declassify our Board is not approved, to elect the following three directors recommended by our N&CG Committee and approved by our Board as the Class II directors each to serve for a three-year term. 7.01 Daniel Coombs 7.02 Jeffrey Fieler 7.03 Allen Jacoby 8. To ratify the appointment of Grant Thornton, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. 9. To approve, on an advisory basis, our named executive officer compensation. 10. To approve, on an advisory basis, the frequency of holding an advisory vote on our named executive officer compensation.e